EXECUTION VERSION

FIRST ADDENDUM TO EMPLOYEE MATTERS AGREEMENT
THIS FIRST ADDENDUM TO THE EMPLOYEE MATTERS AGREEMENT (this “First Addendum”), dated as of April 8, 2022 (the “Effective Date”), is made by and among AT&T, Inc., a Delaware corporation (“Remainco”), Magallanes, Inc., a Delaware corporation (“Spinco”), and Discovery, Inc., a Delaware corporation (“RMT Partner”).
RECITALS
WHEREAS, Remainco, Spinco and RMT Partner are parties to that certain Employee Matters Agreement dated as of May 17, 2021 (the “Employee Matters Agreement”) pursuant to which the parties established the obligations of RMT Partner, Spinco and Remainco with respect to the liabilities associated with current and former employees of the Spinco Business and the covenants of the parties with respect to the employment and compensation of such individuals in the context of the separation of the Spinco Business from the Remainco Business pursuant to the Separation Agreement;
WHEREAS, notwithstanding anything to the contrary in the Employee Matters Agreement, the parties desire to set forth how the assets representing the Spinco Participants’ account balances under the Remainco U.S. Savings Plan will transfer and the treatment of certain equity-based awards as more particularly set forth in this First Addendum; and
NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as set forth in this First Addendum:
1.Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Employee Matters Agreement.
2.Capitalized Terms.
(a) “Assumption” shall have the meaning ascribed to such term in the Separation Agreement.
(b)“Effective Date” has the meaning set forth in the Recitals of this First Addendum.
(c)“Employee Matters Agreement” has the meaning set forth in the Recitals of this First Addendum.
(d)“First Addendum” has the meaning set forth in the Preamble.
(e)“Remainco” has the meaning set forth in the Preamble of this First Addendum.
(f)“Remainco Long-Term Cash Award” means an award representing a general unsecured promise by Remainco to deliver cash upon the satisfaction of performance-based vesting requirements.
(g)“Remainco Performance Share Award” means an award of shares of Remainco Common Stock subject to performance-based vesting conditions.

(h)“RMT Partner” has the meaning set forth in the Preamble of this First Addendum.
(i)“RMT Partner Long-Term Cash Award” means an award representing a general unsecured promise by RMT Partner to deliver cash upon the satisfaction of time-based vesting requirements.
(j)“Spinco” has the meaning set forth in the Preamble of this First Addendum.
(k)“Sunset Period” has the meaning set forth in Section 3(a) of this First Addendum.
3.Remainco U.S. Savings Plan Transfer Matters. Notwithstanding anything to the contrary set forth in Section 5.1 of the Employee Matters Agreement, the parties agree that the transfers of the Spinco Participants’ full account balances under the Remainco U.S. Savings Plan shall be treated as follows:
(a) AT&T Shares Fund Transfers. Any portion of any Spinco Participant’s account balance in the Remainco U.S. Savings Plan that is invested in the AT&T Shares Fund as of the Spinco Distribution Date will not be transferred to the Spinco U.S. Savings Plan in connection with the Spinco Distribution Date and will instead remain invested in the AT&T Shares Fund for a period of up to approximately six (6) months following the Spinco Distribution Date (such approximate six month period, the “Sunset Period”). Remainco will establish rules for (i) any such Spinco Participant to invest such amounts in different investment funds offered under the Remainco U.S. Savings Plan during the Sunset Period, (ii) the distribution of such amounts if any applicable Spinco Participant has a termination of employment with Spinco during the Sunset Period, and (iii) the transfer of such amounts to the Spinco U.S. Savings Plan during or at the end of such Sunset Period (provided that any such transfer will be in either cash or in-kind mutual fund interests, and there will not be a transfer of shares of Remainco Common Stock to the Spinco U.S. Savings Plan).
(b) Treatment of Other Remainco U.S. Savings Plan Funds. Each Spinco Participant’s full account balances invested in any funds offered under the Remainco U.S. Savings Plan other than the AT&T Shares Fund will transfer in accordance with Section 5.1 of the Employee Matters Agreement; provided that such transfer will be in the form of in-kind transfers and cash transfers as set forth on Schedule I.
4.Treatment of Remainco Equity-Based Awards and Long-Term Cash Awards Held By Spinco Employees on Remainco Forms of Award Agreements. Notwithstanding anything to the contrary set forth in Sections 8.2 and 9.1 of the Employee Matters Agreement, the parties agree that Spinco Employees who hold equity-based awards and long-term cash awards on “Remainco forms” (as opposed to “Spinco forms”) of award agreements shall be treated as follows:
(c) Remainco RSU Awards. Upon the Closing, a prorated portion of each Remainco RSU Award held by a Spinco Employee on a “Remainco form” that is outstanding and unvested as of the Closing shall vest based on time served from the grant date through the Closing Date (less any previously vested portion of the award). Such prorated portion shall remain an award denominated in Remainco Common Stock and shall be equitably adjusted as determined by the Remainco Compensation Committee to reflect the Spinco Distribution and shall otherwise be subject to the same terms and conditions as the terms and conditions applicable to the original Remainco RSU Award. The portion of the Remainco RSU Award that does not vest in connection herewith shall be forfeited. Following the Closing, RMT Partner shall grant such

Spinco Employee an RMT Partner RSU Award to replace such forfeited portion. The number of shares of RMT Partner Series A Common Stock to which such RMT Partner RSU Award relates shall be equal to the product, rounded up to the nearest whole number of shares, obtained by multiplying (i) the number of unvested shares of Remainco Common Stock relating to the forfeited portion of the corresponding Remainco RSU Award by (ii) the RMT Partner Equity Adjustment Ratio, and the RMT Partner RSU Award shall otherwise be subject to the same terms and conditions after the Closing as the terms and conditions applicable to the corresponding Remainco RSU Award immediately prior to the Closing (except that any reference to a “Surplus Termination of Employment” or “Surplus” termination under the Remainco RSU Award, and the corresponding consequences of such a termination, shall be eliminated in the replacement RMT Partner RSU Award and each such replacement RMT Partner RSU Award shall instead provide that upon the holder’s involuntary termination of employment that results in the payment of severance to such holder, such holder shall vest in a pro-rated portion of such replacement RMT Partner RSU Award based on the holder’s termination date, which pro-rated portion shall be paid promptly, and in any event no later than 74 days, following such termination and the remainder of such replacement RMT Partner RSU Award shall be forfeited).
(d) Remainco Restricted Stock Awards. Upon the Closing, a prorated portion of each Remainco Restricted Stock Award held by a Spinco Employee on a “Remainco form” that is outstanding and unvested as of the Closing shall vest based on time served from the grant date through the Closing Date (less any previously vested portion of the award). Such prorated portion shall remain an award denominated in Remainco Common Stock and shall be equitably adjusted as determined by the Remainco Compensation Committee to reflect the Spinco Distribution and shall otherwise be subject to the same terms and conditions as the terms and conditions applicable to the original Remainco Restricted Stock Award. The portion of the Remainco Restricted Stock Award that does not vest in connection herewith shall be forfeited. Following the Closing, RMT Partner shall grant such Spinco Employee an RMT Partner RSU Award to replace such forfeited portion. The number of shares of RMT Partner Series A Common Stock to which such RMT Partner RSU Award relates shall be equal to the product, rounded up to the nearest whole number of shares, obtained by multiplying (i) the number of unvested shares of Remainco Common Stock relating to the forfeited portion of the corresponding Remainco Restricted Stock Award by (ii) the RMT Partner Equity Adjustment Ratio, and the RMT Partner RSU Award shall otherwise be subject to the same terms and conditions after the Closing as the terms and conditions applicable to the corresponding Remainco Restricted Stock Award immediately prior to the Closing (except that any reference to a “Surplus Termination of Employment” or “Surplus” termination under the Remainco Restricted Stock Award, and the corresponding consequences of such a termination, shall be eliminated in the replacement RMT Partner RSU Award and each such replacement RMT Partner RSU Award shall instead provide that upon the holder’s involuntary termination of employment that results in the payment of severance to such holder, such holder shall vest in a pro-rated portion of such replacement RMT Partner RSU Award based on the holder’s termination date, which pro-rated portion shall be paid promptly, and in any event no later than 74 days, following such termination and the remainder of such replacement RMT Partner RSU Award shall be forfeited).
(e) Remainco Performance Share Awards. Upon the Closing, a prorated portion (based on time served from the grant date through the Closing Date) of each Remainco Performance Share Award held by a Spinco Employee on a “Remainco form” that is outstanding and unvested as of the Closing shall remain outstanding and eligible to vest based on actual performance in accordance with its terms. Such prorated portion shall remain an award denominated in Remainco Common Stock and shall be equitably adjusted as determined by the Remainco Compensation Committee to reflect the Spinco Distribution and shall otherwise be subject to the same terms and conditions as the terms and conditions applicable to the original

Remainco Performance Share Award. The portion of the Remainco Performance Share Award that does not remain eligible to vest in connection herewith shall be forfeited. Following the Closing, RMT Partner shall grant such Spinco Employee an RMT Partner RSU Award to replace such forfeited portion. The number of shares of RMT Partner Series A Common Stock to which such RMT Partner RSU Award relates shall be equal to the product, rounded up to the nearest whole number of shares, obtained by multiplying (i) the number of unvested shares (based on target performance) of Remainco Common Stock relating to the forfeited portion of the corresponding Remainco Performance Share Award by (ii) the RMT Partner Equity Adjustment Ratio, and the RMT Partner RSU Award shall otherwise be subject to the same terms and conditions after the Closing as the terms and conditions applicable to the corresponding Remainco Performance Share Award immediately prior to the Closing (except that the RMT Partner RSU will not be subject to any performance vesting conditions and any reference to a “Surplus Termination of Employment” or “Surplus” termination under the Remainco Performance Share Award, and the corresponding consequences of such a termination, shall be eliminated in the replacement RMT Partner RSU Award).
(f) Remainco Long-Term Cash Awards. Upon the Closing, a prorated portion of each Remainco Long-Term Cash Award held by a Spinco Employee on a “Remainco form” that is outstanding and unvested as of the Closing shall vest based on target performance and time served from the grant date through the Closing Date and shall otherwise be subject to the same terms and conditions as the terms and conditions applicable to the original Remainco Long-Term Cash Award. The portion of the Remainco Long-Term Cash Award that does not vest in connection herewith shall be forfeited. Following the Closing, RMT Partner shall grant such Spinco Employee an RMT Partner Long-Term Cash Award to replace such forfeited portion. The value of the RMT Partner Long-Term Cash Award shall be equal to the value (based on target performance) of the forfeited portion of the Remainco Long-Term Cash Award, and the RMT Partner Long-Term Cash Award shall otherwise be subject to the same terms and conditions after the Closing as the terms and conditions applicable to the corresponding Remainco Long-Term Cash Award immediately prior to the Closing (except that the RMT Partner Long-Term Cash Award will not be subject to any performance vesting conditions and any reference to a “Surplus Termination of Employment” or “Surplus” termination under the Remainco Long-Term Cash Award, and the corresponding consequences of such a termination, shall be eliminated in the replacement RMT Partner Long-Term Cash Award).
5.No Modification of Employee Matters Agreement. Except as specifically provided in this First Addendum, the Employee Matters Agreement shall remain in full force and effect. This First Addendum is limited precisely as drafted and shall not constitute a modification, acceptance or waiver of any other provision of the Employee Matters Agreement.
6.Incorporation by Reference. Sections 11.2 (Modification or Addendum; Waiver), 11.3 (Counterparts), 11.4 (Governing Law and Venue; Submission to Jurisdiction; Selection of Forum; Waiver of Trial by Jury), 11.5 (Specific Performance), 11.13 (Severability) and 11.16 (Interpretation and Construction) of the Merger Agreement are hereby incorporated herein by reference, mutatis mutandis.

[Signature Page Follows.]

IN WITNESS WHEREOF, the parties have duly executed this First Addendum as of the date first above written.

AT&T INC.

By:_/s/ Stephen A. McGaw__________
Name: Stephen A. McGaw
Title: Senior Vice President, Corporate
Strategy and Development

MAGALLANES, INC.

By: _/s/ Stephen A. McGaw__________
Name: Stephen A. McGaw
Title: President

DISCOVERY, INC.

By:_/s/ Bruce Campbell____________
Name: Bruce Campbell
Title: Chief Development, Distribution
& Legal Officer
[Signature Page to First Addendum to Employee Matters Agreement]

Schedule I

Remainco U.S. Savings Plan Transfer Matters